$750 Million Senior Unsecured Notes Offering March 29, 2006 Exhibit 99.2

FORWARD-LOOKING STATEMENTS
FORWARD-LOOKING STATEMENTS
This presentation contains statements reflecting assumptions, expectations, projections, intentions or beliefs about future events that are intended as “forward-looking statements.” You can identify these statements, including those relating to Dynegy’s 2006 financial estimates, by the fact that they do not relate strictly to historical or current facts.  Management cautions that any or all of Dynegy’s forward-looking statements may turn out to be wrong.  Please read Dynegy’s annual, quarterly and current reports under the Securities Exchange Act of
1934, as amended, including its 2005 Form 10-K for additional information about the risks, uncertainties and other factors affecting these forward-looking statements and Dynegy generally. Dynegy’s actual future results may vary materially from those expressed or implied in any forward-looking statements.  All of Dynegy’s forward-looking statements, whether written or oral, are expressly qualified by these cautionary statements and any other cautionary statements that may accompany such forward-looking statements.  In addition, Dynegy disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.
Non-GAAP Financial Measures: We use the non-GAAP financial measures “Adjusted EBITDA” in these materials.
Adjusted EBITDA is a non-GAAP financial measure.  Adjusted EBITDA can be reconciled to Operating income (loss) using the following calculation: Operating income (loss) plus Earnings from unconsolidated investments, plus Other income and expense (net), plus Minority interest income (expense), plus Depreciation and amortization expense, less Impairment and other charges, less other significant items equals Adjusted EBITDA.  Management and some members of the investment community utilize Adjusted EBITDA to measure financial performance on an ongoing basis.  However, Adjusted EBITDA should not be used in lieu of GAAP measures such as net income and cash flow from operations.

Senior Unsecured Notes Security:
2016 Maturity:
Repay outstanding indebtedness and for general corporate purposes Use of Proceeds:
Offering Size:
Type of Offering:
Issuer:
$750 million
144A with Registration Rights
Dynegy Holdings Inc.
SUMMARY OF THE OFFERING
SUMMARY OF THE OFFERING

DYNEGY

[redacted]

[redacted]

[redacted]

[redacted]

Bruce Williamson
Chairman and CEO
Holli Nichols
Executive Vice President
and Chief Financial Officer
Chuck Cook
Senior Vice President
and Treasurer
Steve Furbacher
President
and Chief Operating Officer
MANAGEMENT REPRESENTATIVES
MANAGEMENT REPRESENTATIVES

Bruce Williamson Chairman & CEO Bruce Williamson Chairman & CEO

Power Generation
12,820 MW
2006E EBITDA:  $565 - $660MM
Consolidated 2006E EBITDA: $480MM - $585MM
DYNEGY IS A PURE PLAY INDEPENDENT
POWER PRODUCER
DYNEGY IS A PURE PLAY INDEPENDENT
POWER PRODUCER
Other (Corp.)
2006E EBITDA: $(100) - $(90)MM
(1)
CRM
2006E EBITDA: $15MM
Midwest
7,551 MW
(2)
2006E EBITDA: $490 - $540MM
13 facilities in IL, MI, OH and KY
Includes 3,452 MW of low
production cost generation
3,210 MW coal-fired
242 MW oil-fired
Favorable long-term
transportation and coal supply
contracts
Expiration of below market
AmerenIP contract at end of
2006 potentially increases
EBITDA
Net long SO
2
allowances in
2006 – 2009
Completed conversion to PRB
coal in 2005
Entered into comprehensive
settlement with the EPA
(Baldwin Consent Decree)
Northeast
2,803 MW
2006E EBITDA: $80 - $115MM
3 facilities serving attractive NY
market
Danskammer
371 MW coal facility with
additional 130 MW gas/oil units
Can capture attractive dark
spreads in NY
Roseton
1,210 MW dual-fuel (oil / gas)
facility
Can capture significant option
value from oil / gas price
spreads
Sithe Independence
(3)
1,092 MW gas-fired facility
Low 7,750 heat rate
750 MW long-term capacity
contract with ConEd (‘A’ Rated)
through 2014
South
2,466 MW
(2)
2006E EBITDA: ($5) - $5MM
5 facilities located in TX, NC,
GA, LA and NV
1,566 MW gas and 900 MW
dual-fuel (gas/oil)
New Cogen Lyondell contract
beginning 2007 on significantly
improved terms
Remaining tolling agreement is
Kendall, which has been
restructured through 2008
Substantive out-of-the-money
legacy trading positions
expected to roll off by 2007
Represents total G&A which has
been significantly reduced to
approximately $130 million in
2006
Also includes interest income of
approximately $30 million
(1) G&A no longer allocated to segments in 2006.
(2) Pro Forma for the sale of our interest in West Coast Power and acquisition of the remaining 50% interest in Rocky Road.  These transactions are expected to close early 2006.
(3) DHI contractual agreements with Independence reflected in CRM for DHI.
Diversified portfolio with significant baseload
cash flow.

Gas
913 MW
50%
Gas/Oil
900 MW
50%
Coal
371 MW
13%
Gas
1,092 MW
39%
Gas/Oil
1,340 MW
48%
Gas
610 MW
100%
FRCC FRCC
MAPP MAPP
SPP SPP
MAIN MAIN
ERCOT ERCOT
WECC WECC
SERC SERC
Texas
Midwest
Southeast
Northeast
Midwest-Peakers
U.S. PORTFOLIO
(1)
12,820 net MW
DIVERSIFIED PORTFOLIO LOCATED IN
FAVORABLE REGIONS
DIVERSIFIED PORTFOLIO LOCATED IN
FAVORABLE REGIONS
33% baseload, 18% intermediate, 49%
peaking
30% coal/oil, 17% dual fuel, 53% gas
Coal plants benefit from
increases in gas prices
Gas plants present future upside
Predictable maintenance capital
Scaleable systems with multi-fuel
logistical expertise
Note: Figures include the Sithe Independence 1,092 MW gas-fired facility in NY (owned by Dynegy Inc.).
(1) In December 2005, Dynegy announced the planned disposition of ownership interests in West Coast Power and the planned acquisition of ownership interests in Rocky Road. Map and percentages above exclude West Coast Power (902 MW) as NRG agreed to purchase Dynegy’s 50% ownership interest in this facility. Additionally, map and percentages above include Rocky Road (total nameplate capacity 364 MW) as Dynegy agreed to acquire
NRG’s 50% ownership interest in this facility. These transactions are expected to close early 2006.
Gas
3,626 MW
100%
Gas
43 MW
100%
West
Gas
473 MW
12%
Coal/Oil
3,452 MW
88%

NERC REGION
ESTIMATED 2004
RESERVE MARGIN
ESTIMATED 2005
RESERVE MARGIN
TARGET ESTIMATED
RESERVE MARGIN
RANGE OF
EXPECTED DATES
Northeast (NYISO)
(1)
21% 19% 18% 2008–2009
Midwest (MAIN)  30% 22% 15-17% 2009–2010
Midwest (ECAR)  27% 26% 15-17% 2009–2010
Southeast (SERC-VACAR)  33% 24% 15-17% 2010–2011
Texas (ERCOT)
(2)
26% 25% 12-13% 2012–2013
Southeast (SERC-Southern)  43% 37% 15-17% 2015
Southeast (SERC-Entergy)  77% 84% 15-17% 2015
ESTIMATED RESERVE MARGIN TIMELINE
ESTIMATED RESERVE MARGIN TIMELINE
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015
Midwest (MAIN)
Midwest (ECAR)
Southeast (SERC-VACAR)
Texas (ERCOT)
Represents
~81% of
our MWs
(1)
Southeast (SERC-Southern)
Northeast (NYISO)
Southeast (SERC-Entergy)
(1) Includes the Sithe Independence 1,092 MW gas-fired facility in NY (owned by Dynegy Inc.).
(2) Estimated 2005 reserve margin for ERCOT is 17% when excluding mothballed plants. Market recovery in ERCOT could be as early as 2008 if mothballed capacity is excluded from the calculations.
Note:    Estimated and targeted reserve margins derived from the NERC 2005 Summer Assessment and regional ISO documents.  Estimated reserve margins and the date ranges during which target reserve margins are expected to be achieved are management’s current estimates based on various market indicators, including projected supply-demand imbalances and the perceived reaction to the risk of supply interruption.  Actual reserve margins and the years during which target reserve margins are achieved, if any, for some or all of the regions identified could differ materially from these estimates.

NEXT PHASE OF DEVELOPMENT
NEXT PHASE OF DEVELOPMENT
Running the Business
Operate safely and efficiently
Build a sustainable capital structure
Manage costs, collateral and capital
Maintain fiscal discipline, strong liquidity and
financial flexibility
Produce and sell megawatts to the market
when and where needed
Delevering and Growing the Business
Maintain commitment to all investors
Equity and fixed income
Redeploy our cash through strategies
designed to create the strongest long-term
return
Execute liability management activities
Begin to grow our business in key
business regions through organic and/or
opportunistic investments and
combinations
Running, Delevering and Growing
Running and Restructuring
2006 2002

Steve Furbacher President & COO Steve Furbacher President & COO

Note: Figures include the Sithe Independence 1,092 MW gas-fired facility in NY (owned by Dynegy Inc.).
(1) Excludes WCP volume.
PERFORMANCE
DYNEGY INC. 2005 OPERATIONAL HIGHLIGHTS
DYNEGY INC. 2005 OPERATIONAL HIGHLIGHTS
Volumes were 33.9 million MWh in 2005
(1)
Completed conversion of Midwest fleet to lower-cost, lower-emission
PRB coal
Renegotiated Lyondell power and steam contract on more favorable terms
Strong safety record demonstrates focus and discipline
2005 average power prices increased nearly 50% compared to 2004
2005 average natural gas and fuel oil prices up 50% and 43%, respectively, compared to 2004
Baldwin units all set new continuous operating day records
Havana surpassed previous annual production record by Oct. 2005
Roseton achieved highest single day of generation since July 2001
Sithe Independence 3Q 2005 production four times greater than 3Q 2004
PRICES
PRODUCTION

AmerenIP
PPA
Long-Term
Fuel Supply
Long-Term
Transportation
Dynegy Midwest Generation (“DMG”) contract to serve AmerenIP through the end of
2006 is below market
$4/kW-month capacity payments and $30/MWh round-the-clock energy payments
No Provider of Last Resort (POLR) obligation; 11.5 million MWh annual cap on
AmerenIP’s take
Represents approximately 1/3 of estimated on-peak production for 2006
96% of coal requirements at DMG through 2010 are contracted
97% of 2006 coal requirements at DMG contracted at a fixed price
57% of coal requirements through 2008 at DMG are contracted at a fixed price
Ten year transportation agreement with Burlington Northern through 2013 at attractive rates
Fixed price through 2008; DMG option to extend for remaining 5 years on similar terms
KEY CONTRACTS
KEY CONTRACTS

POTENTIAL IMPACT IN 2007 FROM
EXPIRATION OF AmerenIP CONTRACT
POTENTIAL IMPACT IN 2007 FROM
EXPIRATION OF AmerenIP CONTRACT
Margins at Midwest generation segment are currently compressed due to obligations under PPA with AmerenIP, which expires in December 2006
Under contract, AmerenIP can take up to 2,800 MW of energy each hour from May through
September and 2,300 MW each hour during the other months, under the following terms:
Fixed capacity payments of $4.00/kW-month = ~$120 million per year; plus
Variable energy payments of $30.00/MWh, with a maximum of 11.5 million MWh of offtake per year
Current forward around the clock market prices in 2007 are significantly higher
(1) Prices quoted are for energy only (exclude capacity payments).
(2) Around the clock price is average of on-peak and off-peak prices. Based on assumed off-peak price of $30/MWh and 5x16 on-peak period.
(3) Calculated using Around-The-Clock pricing.
(4) Includes energy payments at $30/MWh and capacity payment of $120 million per year. Assumes average ~2,500 MW per month.
(5) Based on sales to AmerenIP of 11.5 million MWh. Assumes that all other variables remain constant.
Potential 2007 Market Price Impact
($ in millions, except as indicated)
On-Peak Price
($ / MWh)
(1)
Around-the-Clock
Price
(2)
($ / MWh)
Total Sales to
AmerenIP (Million
MWh)
Potential Market
Energy Revenues
(3)
Theoretical
Revenues Under
AmerenIP
Contract
(4)
Theoretical Impact
($MM)
(5)
$75.00 $51.43 11.5 $591 $465 $126
$70.00 $49.05 11.5 $564 $465 $99
$65.00 $46.67 11.5 $537 $465 $71
$60.00 $44.29 11.5 $509 $465 $44
$55.00 $41.90 11.5 $482 $465 $17

Midwest power price drivers include natural gas prices and
weather
Rocky Road acquisition expected to place all Midwest fleet
under 100% Dynegy ownership
No significant change in major maintenance programs
anticipated for 2006 – 2007
Favorable long-term PRB coal and rail contracts (Baldwin
2006E delivered price approximately $1.20/MMBtu)
2006 is last year of AmerenIP contract
In addition to capacity contracted with AmerenIP, 27% of
capacity contracted in 2006
Expect to invest approximately $584 million in emission
control projects through 2013
(2)
$417
2005 2006E
$490 - $540
(1)
MIDWEST
MIDWEST
Adjusted EBITDA
Average On-Peak Market Power Prices
(1)
Net Volumes (MM MWh)
($ in millions)
$20
$30
$40
$50
$60
$70
$80
$90
2004A 2005A 2006E
Cinergy NI Hub/ComEd
($/MWh)
Cinergy
NI Hub/ComEd
$43 $64 $61
$42 $62 $60
(1) See Adjusted EBITDA in appendix.
21.9
22.0 - 23.0
2005 2006E
(1) 2004 and 2005 prices are average on-peak prices for the year.  2006E prices are as of 2/7/06 and reflect day ahead on-peak settlement prices for Jan. -
Feb. 7 and quoted forward on-peak monthly prices for Feb. 8 – Dec. 2006
(2) $27 million of planned $611 million total was spent in 2005 on PRB conversion for Vermilion and Havana.

8.3
2005 2006E
7.5 - 8.5
(1)
$40
$60
$80
$100
$120
2004A 2005A 2006E
$4.00
$5.00
$6.00
$7.00
$8.00
$9.00
NY - Zone G NY - Zone A Fuel Oil Delivered
$75
2005 2006E
$80 - $115
(1)
NORTHEAST
NORTHEAST
Adjusted EBITDA
Average On-Peak Market Power Prices
(1)
Net Volumes (MM MWh)
($ in millions)
($/MWh)
NY - Zone G
NY - Zone A
Fuel Oil Delivered
($/MMBtu)
$62 $92 $93
$53 $76 $74
$4.99 $7.13 $8.72
(1) The Sithe Independence facility was acquired in 2005.
Northeast power price drivers include natural gas prices
and weather
Coal, oil and gas assets provide both flexibility and
operating leverage to meet market needs
2006E South American coal delivered price ~$2.90/MMBtu
Warmer than normal temperatures at the start of 2006
have led to lower demand; as a result, we expect lower
dispatch in the first half of 2006 relative to 2005
On-peak power prices at Roseton (Zone G) remain
relatively flat from 2005 to 2006 while fuel oil costs
increase, reducing spark spread
72% of capacity contracted under Independence through
2014
(1) See Adjusted EBITDA in appendix.
Note: Figures include the Sithe Independence 1,092 MW gas-fired facility in NY (owned by Dynegy Inc.).
(1)  2004 and 2005 prices are average on-peak prices for the year.  2006E prices are as of 2/7/06 and reflect day ahead on-peak settlement prices for Jan. - Feb. 7 and quoted forward on-peak monthly prices for Feb. 8 – Dec. 2006.

$20
$40
$60
$80
$100
2004A 2005A 2006E
ERCOT Southern
SOUTH
SOUTH
Adjusted EBITDA
Average On-Peak Market Power Price
(1)
Volumes (MM MWh)
(1)
($ in millions)
3.7
3.5
2005A 2006E
($/MWh)
ERCOT
Southern
Natural Gas
($/MMBtu)
$51 $80 $79
$49 $71 $72
$5.85 $8.80 $8.63
(1) Excludes West Coast Power. See Adjusted EBITDA in appendix.
ERCOT:
2006E sales volumes of 3-4 million MWh
Ancillary service market expected to continue to
generate earnings
New Lyondell contract begins 2007 on more favorable
terms
Southeast Peakers:
Low utilization expected to continue through 2006 due
to compressed spark spreads
69% of capacity contracted in 2006
West Coast Power:
Announced agreement to sell remaining interest to NRG
in December 2005.  Results are removed in all years
(1) Volumes exclude West Coast Power.
(1) 2004 and 2005 prices are average on-peak prices for the year.  2006E prices are as of 2/7/06 and reflect day ahead on-peak settlement prices for Jan. - Feb. 7 and quoted forward on-peak monthly prices for Feb. 8 – Dec. 2006.
$23
2005A 2006E
(1)
$(5) - $5

39,972
46,335
57,094
64,063
2006E 2007E 2008E 2009E
Comprehensive settlement with EPA covering
Midwest coal fleet
Set emissions limits
Requires certain equipment installments
Set equipment operating requirements
Expect to invest approximately $584 million in
emission control projects through 2013
(1)
ENVIRONMENTAL / EMISSIONS
ENVIRONMENTAL / EMISSIONS
We have a net long SO
2
position through 2009 and have completed conversion of our Midwest fleet in 2005 to low sulfur PRB coal.
Cumulative Net Long SO
2
Position Baldwin Consent Decree
Expected emissions position adequate to maintain reliable operations
Plan to install scrubbers and baghouses at Baldwin 1, 2, 3 & Havana by 2012. Construction will be staggered throughout years
Plan to install baghouse at Vermilion by 2007
New players entering emissions market
Separate line of business for some entities
Significant SO
2
price increases resulted in recent all-time highs
Longer-term technological developments, post-2010 environmental regulations and capital improvement programs will drive market changes
(1) $27 million of planned $611 million total was spent in 2005 on PRB conversion for Vermilion and Havana.

Holli Nichols EVP & CFO Holli Nichols EVP & CFO

Note:   Excludes assets / subsidiaries sold.
DYNEGY INC. CONSOLIDATED FINANCIAL
PERFORMANCE
DYNEGY INC. CONSOLIDATED FINANCIAL
PERFORMANCE
Adjusted Generation and Other Capital
Expenditures
(1)(2)
($ in millions)
Adjusted EBITDA
(1)
($ in millions)
$113
(3)
$21
$9
$7
$112
$47
$25
$5
2005 2006E
MW NE So Other
(1) See Adjusted EBITDA in appendix. (1) Excludes NGL.
(2) See reconciliation to total capex in appendix.
(3) Excludes $3 million of business acquisition costs.
$150
$189
$417
$75
$23
($236)
$490 - $540
$80 - $115
($5) - $5
($85) - ($75))
2005 2006E
MW NE So CRM & Other
$480 – $585
$279

$170
$130
2005 2006E
(1)(2) (3)
Estimated Adjusted G&A reduced to approximately $130 million
(2)
in 2006 vs. $170 million
(3)
in
2005
G&A is no longer allocated to business segments
(1) Excludes $287 million in legal charges and $11 million in restructuring charges.
(2) G&A only. Excludes $9 million in interest income.  See appendix for reconciliation.
(3) G&A only. Excludes $30 million in interest income.
.
SIZABLE COST REDUCTIONS
SIZABLE COST REDUCTIONS

($ in millions)
HEAT RATE EXPIRATION ANNUAL CAPACITY PAYMENTS
Project (Btu/KWh) LOCATION
DATE
MW 2006 2007 2008 2009 – 2017
Kendall
7,300 Illinois 3/2017 578 $41 $42 $42 $332
(-) Payments from Constellation
(41) (42) (42) –
(1)
Net Dynegy Payments
– – – $332
One remaining tolling agreement in CRM Segment
Kendall capacity payments are covered by payments received from Constellation Energy Commodities
Group Inc. in a back-to-back tolling agreement through 2008
Kendall is an efficient facility (7,300 heat rate)
Sithe Independence contract is now an intercompany agreement
DHI makes ~$75 million per year payment to Sithe Independence for the right to dispatch 955 MW
DHI captures margin associated with plant dispatching
Sithe is a wholly-owned subsidiary of Dynegy Inc.
CRM:  RESTRUCTURED / TERMINATED ALL
TOLLING AGREEMENTS
CRM:  RESTRUCTURED / TERMINATED ALL
TOLLING AGREEMENTS
(1) Excludes margin potentially earned by DHI post 2008.

CAPITAL STRUCTURE / LIQUIDITY
CAPITAL STRUCTURE / LIQUIDITY
Secured Unsecured Secured Non-Recourse
($ in millions)
12/31/05 As Adjusted
Senior Debentures $465 $465
Sub. Debentures $419 $419
Sithe Energies (2)
12/31/05 As Adjusted
Central Hudson (6) $785 $785
Dynegy Power Corp.
12/31/05 As Adjusted
Sub. Conv. Debentures (1) $225 $0
Series C Convertible Preferred $400 $400
Dynegy Inc.
12/31/05 As Adjusted
Revolver (4) (5) $0 $0
Synthetic LC Facility $0 $200
Second Secured Notes (SPNs) $1,750 $0
Dynegy Holdings Inc. (3)
New Senior Unsecured Notes $0 $750
Senior Notes/Debentures $1,373 $1,373
Sub. Capital Inc. Securities $200 $200
Note: Assumes that all SPNs are tendered.
(1) Guaranteed on a senior unsecured basis by Dynegy Holdings Inc.
(2) Debt balance represents face value.
(3) Capital structure excludes $120 million subordinated affiliate note payable from DHI to Dynegy Inc.
(4) Amount as of 12/31/05 excludes $259 million of letters of credit posted under Dynegy’s cash-collateralized letter of credit facility.
(5) $400 million Revolver is undrawn.
(6) Represents future lease payments discounted at 10%.  Guaranteed by DHI on a Senior Unsecured basis.
12/31/05 As Adjusted
DI Cash $1,549 $399
DHI Cash $1,301 $195
DI Liquidity $1,615 $740
DHI Liquidity $1,367 $536
Cash and Liquidity
$ in millions
Dynegy Inc. DHI
Cash (12/31/2005) $1,549 $1,301
Additions:
$400 million 3 year revolver $0 $0
$200 million Synthetic LC Facility 200 200
New Senior Unsecured Notes 750 750
Release of DHI Collateral (Former Cash Collateralized LC Facility) 335 335
Proceeds from West Coast Power / Rocky Road Exchange 160 160
Reductions:
Tender for SPNs (1,750) (1,750)
Tender Premiums (SPNs) (205) (205)
Cash Collateral for Synthetic LC Facility (200) (200)
Premium Paid (Conv. Sub. Debentures) (44) 0
Sterlington Toll Settlement (370) (370)
Fees and Expenses (26) (26)
Cash (Pro Forma) $399 $195

($ in millions)
SOURCES USES
Credit Facilities SPN Repurchase
$400 million 3-year Revolver $0 L+650 bps 2nd Priority Sr. Secured FRNs due 7/15/2008
(1)
225
Synthetic LC Facility Due 1/31/2012 200 9.875% 2nd Priority Sr. Secured Notes due 7/15/2010
(1)
625
10.125% 2nd Priority Sr. Secured Notes due 7/15/2013
(1)
900
Senior Unsecured Notes Due 2016 750 SPN Tender Premiums
(2)
205
Release of DHI Cash Collateral (Former Cash Coll. LC Facility) 335
Convert Exchange Premium
(3)
44
Net Cash Proceeds from West Coast Power / Rocky Road Asset
Exchange
160 Cash Collateral for Synthetic LC Facility 200
Sterlington Toll Settlement 370
Cash on Hand 1,150 Other Fees and Expenses 26
Total Sources $2,595 Total Uses $2,595
SOURCES & USES, DYNEGY INC.
SOURCES & USES, DYNEGY INC.
Note: Reflects selected transactions since 12/31/05.
(1) Sources and uses assumes that all SPNs are tendered.
(2) Fees, expenses and tender premiums are estimated.
(3) Premium to be paid by Dynegy Inc.

12/31/05 12/31/05 PF
Cash Availability
$1,367
COLLATERAL POSTED AND LIQUIDITY
COLLATERAL POSTED AND LIQUIDITY
Total collateral reduced from year-end 2004 to year-end 2005
Midstream business collateral returned in 4Q 2005 following sale to Targa Resources
Decrease from year-end 2005 to March 2006 due ot change in commodity prices
(1) Excludes $248 million of cash at Dynegy Inc.
(2) Liquidity figures exclude $122 million cash collateral posted as of 12/31/05.
(3) Excludes $204 million of cash at Dynegy Inc. after $44 million premium paid for convert exchange. Pro
Forma for transactions listed on Sources / Uses page.
(4) $195 million of cash and $341 million of availability ($600 million available less $259 posted for LCs).
DHI Collateral Posted
($ in millions)
DHI Liquidity
(1)
($ in millions)
$536 (4)
(2)(3) (1)(2)
Hedging strategy reduces risk of significant increases in collateral.
(1) DHI collateral requirements related to Sithe Independence transportation and fuel are included in Other and CRM, respectively.
12/31/04 12/31/05 3/17/06
CRM 94 $         106 $        89 $
GEN 192 263 180
NGL 167 - -
Other (1) 7 1 12 10
Total 470 $       381 $        279 $
Cash 376 $       122 $        86 $
LCs 94 259 193
Total 470 $       381 $        279 $
(1)

$23
$47
$84
$490
$28
$500
$60
$560
$500
$104
$804
$113
$122
$131
$750
$20
$770
$550
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017+
$400
$90
$200
DHI CURRENT AND PRO FORMA MATURITY
PROFILE
(1)
DHI CURRENT AND PRO FORMA MATURITY
PROFILE
(1)
1st Secured
(3)
2nd Secured Unsecured & Sr. Sub. Debt Convertible Securities Central Hudson
(4)
12/31/2005
Pro Forma
$23
$47
$225
$84
$309
$90
$625
$28
$653
$500
$60
$560
$500
$104
$604
$900
$113
$1,013
$122
$131
$20
$550
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017+
Note: Excludes Sithe debt and subordinated convertible debentures.
(1) Excludes $120 million subordinated affiliate note payable from DHI to Dynegy Inc.
(2) $400 million revolving credit facility maturing 3/6/09 is not currently drawn and $200 million synthetic LC facility maturing 1/31/12 is cash collateralized.
(3) Represents $400 million revolving credit facility and $200 million Synthetic LC facility.
(4) Represents amortization of lease debt with an $800 million face value.  Excludes payments to lease equity.
(5) Excludes $200 mm Synthetic LC facility as it is cash collateralized and assumes $400 million Revolving Credit Facility is undrawn.
(2)
(2)
Total Debt
(12/31/2005)
(1)
$4.1 Bn
Total Debt
(Pro Forma)
(1)(5)
$3.1 Bn

Bruce Williamson Chairman & CEO Bruce Williamson Chairman & CEO

Strong player in Power Generation
Excellent operational track record
Assets located in favorable regions
Diversified U.S. generation portfolio
Solid baseload earnings and cash flow with
significant upside in high gas price
environment
Significant upside potential from peaking fleet
Scalable platform originally designed for a much
larger portfolio
VALUE PROPOSITION
VALUE PROPOSITION
Strong / Stable
Assets with
Upside to Market
Recovery
Strong Financial
Position
Focused
Management
Strong and improving financial position
$1 billion debt reduction since 4Q 2005
No significant debt maturities until 2010
Stable cash flow generated from Midwest
coal assets
Strong and stable liquidity profile
Focused management team
Consistent, credible track record
Committed to deleverage and grow the
business
Working For
All
Investors

APPENDIX

ON-PEAK POWER PRICES
ON-PEAK POWER PRICES
$0
$25
$50
$75
$100
J F M A M J J A S O N D
Cinergy
2005A:  $63.65
2006A/F (Feb):  $60.91
2006F (Oct):  $77.83
$0
$40
$80
$120
$160
J F M A M J J A S O N D
New York Zone G
2005A:  $92.39
2006A/F (Feb):  $93.12
2006F (Oct):  $119.23
$0
$4
$8
$12
$16
J F M A M J J A S O N D
Natural Gas
2005A:  $8.80
2006A/F (Feb):  $8.63
2006F (Oct):  $11.74
$0
$35
$70
$105
$140
J F M A M J J A S O N D
ERCOT
2005A:  $79.89
2006A/F (Feb):  $79.11 2006F (Oct):  $103.37
2005 Actual 2006 Forward as of 10/04/05 (1) 2006 Actual/Forward as of 2/07/06 (2)
(1) Pricing as of 10/04/05, which was the basis for estimates as presented 11/08/05.  Prices reflect forward on-peak monthly prices for 2006.
(2) Pricing as of 2/07/06, which was the basis for estimates as presented 3/08/06. Prices reflect actual day ahead on-peak settlement prices for Jan. – Feb. 7 and quoted forward on-peak monthly prices for
Feb. 8 – Dec. 2006.
($ / MMBtu)
($ / MWh)
($ / MWh)
($ / MWh)

$450
$550
$650
$750
$850
$950
$7.75 Gas $9.75 Gas $11.75 Gas $13.75 Gas
GENERATION EARNINGS SENSITIVITY
TO NATURAL GAS
GENERATION EARNINGS SENSITIVITY
TO NATURAL GAS
Expected 2006 Generation EBITDA Ranges Given $/MMBtu Cost of Natural Gas
(12-Month Average $/MMBtu)
$725 MM
$825 MM
$615 MM
$670 MM
$725 MM
$775 MM
$825 MM
$860 MM
$900 MM
Note:  Reflects estimates as presented March 8, 2006.
$495 MM
$550 MM
$605 MM

2005 DYNEGY INC. ADJUSTED EBITDA
RECONCILIATION
2005 DYNEGY INC. ADJUSTED EBITDA
RECONCILIATION
GEN - MW GEN - NE GEN - SO CRM NGL REG OTHER Total
Generation 194 $             29 $               (21) $              202 $
Customer Risk Management (647) $    (647)
Other   (393) $       (393)
Operating income (loss) 194                29                  (21)                 (647)       - $          - $          (393)          (838) $
Earnings (losses) from unconsolidated investments 7                     -                 (5)                   -         -         -         -            2
Other items, net 2                     5                     (1)                   -         -         -         20             26
Cumulative effect of change in accounting principle, pre-tax (5)                   (2)                   -                 -         -         -         -            (7)
Add: Depreciation and amortization expense,
a component of operating income (loss) 157                21                  23                  1            -         -         18             220
EBITDA from continuing operations 355                53                  (4)                   (646)       -         -         (355)          (597)
EBITDA from discontinued operations, pre-tax -                 -                 -                 6            1,341      -         -            1,347
EBITDA
355 $             53 $               (4) $                (640) $    1,341 $   - $      (355) $       750 $
Depreciation and amortization expense (258)
Interest expense (442)
Pre-tax income 50
Income tax benefit 53
Net income 103 $
Reconciliation to Adjusted EBITDA
GEN - MW GEN - NE GEN - SO CRM NGL REG OTHER Total
Reported EBITDA 355 $             53 $               (4) $                (640) $    1,341 $   - $          (355) $       750 $
Plus: Asset Impairment 29                  -                 -                 -         -         -         -            29
Plus: Impairment of Equity Investments -                 -                 27                  -         -         -         -            27
Less: West Coast Power EBITDA -                 -                 (11)                 -         -         -         -            (11)
Plus: Sterlington Toll Charge -                 -                 -                 364         -         -         -            364
Plus: Independence Toll Charge -                 -                 -                 169         -         -         -            169
Plus: Legal and Settlement Charges -                 -                 -                 38          -         -         249           287
Plus: Corporate Restructuring Charges -                 -                 -                 -         -         -         11             11
Less: Discontinued Operations -                 -                 -                 (6)           (1,341)    -         -            (1,347)
Plus: G&A Allocated to Segments 33                  22                  11                  -         -         -         (66)            -
Adjusted EBITDA 417 $             75 $               23 $               (75) $      - $      - $      (161) $       279 $
Twelve Months Ended December 31, 2005
Power Generation
Twelve Months Ended December 31, 2005
Power Generation

2005 - 2006 RECONCILIATION OF CAPEX AND
G&A
2005 - 2006 RECONCILIATION OF CAPEX AND
G&A
Dynegy Inc. G&A
2005
G&A as Reported 468 $
Legal Charges, GEN -
Legal Charges, CRM (38)
Legal Charges, Other (249)
Restructuring Charges (11)
Adjusted G&A 170 $
(1) Actual for 2005.
(2) Projected for 2006.
2005
(1)
2006
(2)
NGL Capex 45 $                                - $
Midwest GEN Capex 113                                 112
Northeast GEN Capex 21                                   47
South GEN Capex 9                                     25
Other Capex 7                                     5
Total Capex 195                                 189
Less: NGL Capex (Discontinued Ops) (45)                                 -
Adjusted Capex - GEN & Other 150 $                              189 $
Dynegy Inc. Capex